SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2003

INTERACTIVE DATA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-20311	13-3668779
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification Number)
incorporation or organization)

22 Crosby Drive
Bedford, Massachusetts 01730
(Address of registrant’s principal executive offices, including zip code)

(781) 687-8500
(Registrant’s telephone number, including area code)

Item 5. Disclosure of Other Events.
SIGNATURE
EX-99.1 PRESS RELEASE DATED DECEMBER 11, 2003

Item 5.  Disclosure of Other Events.

SIGNATURE

EX-99.1 Press Release dated December 11, 2003

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Item 5.  Disclosure of Other Events.

On December 11, 2003, the Company issued a press release announcing the Company’s major operating division, FT Interactive Data has entered into a settlement with the Securities and Exchange Commission regarding FT Interactive Data’s provision of evaluated prices of securities held by two high-yield municipal bond funds managed by the Heartland Funds Group. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERACTIVE DATA CORPORATION (Registrant)

	By:	/s/ Steven G. Crane

Dated: December 11, 2003		Steven G. Crane Executive Vice President and Chief Financial Officer

Exhibits.

Exhibit Number	Description

99.1	Press Release dated December 11, 2003

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